SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 24, 1997
                                                 -------------------


            MID-ATLANTIC CENTERS LIMITED PARTNERSHIP
----------------------------------------------------------------
  (Exact name of registrant as specified in its partnership
                           agreement)


      MARYLAND              0-16285            52-1490861
--------------------    ---------------   ----------------------
  (State or other         (Commission        (I.R.S. Employer
  jurisdiction of         File Number)      Identification No.)
   incorporation)


111 South Calvert Street - Baltimore, MD          21203-1476
------------------------------------------     ---------------
 (Address of principal executive offices)		(Zip Code)


Registrant's telephone number, including area code: (410)539-0000
                                                    -------------


                           Not Applicable
  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

ITEM 2.  DISPOSITION OF ASSETS

In July, 1997, Mid-Atlantic Centers Limited Partnership (the "Partnership") entered into an agreement to sell Highlandtown Village Shopping Center, a 56,200 square foot shopping center in Baltimore, Maryland to an unrelated third party, a regional real estate company, for a contract price of $4,675,000. The contract was terminated in October 1997 when the proposed purchaser obtained an environmental site assessment of the property that revealed low levels of environmental contaminants in the soil and groundwater beneath the center. The Partnership forwarded the reports of contamination to the Oil Control Program at the Maryland Department of the Environment. In a letter dated October 31, 1997, the Oil Control Program responded that it does not require remedial action at the site. On November 20, 1997, the Partnership and the former contract purchaser reinstated the purchase contract on substantially the same terms and the contract purchaser's deposit of $100,000 became subject to risk of forfeiture on November 24, 1997.

The transaction is now scheduled to close on December 19, 1997. For financial reporting purposes, the Partnership estimates that a net gain of approximately $340,000 will be recorded at the time of closing. The net proceeds from the sale, after payoff of the related mortgage debt and transaction expenses, are expected to be approximately $1,397,000 or $1.17 per Assignee Limited Partnership Unit ("Unit"). Actual net proceeds could differ from this estimate as a result of differences between actual and estimated transaction expenses, adjustment of prepaid expenses and accrued liabilities and refund of lender escrows. The appraised net equity of Highlandtown Village included in the appraised value of the Partnership's portfolio at the end of 1996 was approximately $1,414,000 or $1.18 per Unit.

Pro forma financial information of the Partnership reflecting the foregoing transactions is attached hereto as indicated in Item 7.

ITEM 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

The following pro forma condensed financial statements give effect to the sale of four of the Partnership's properties, Highlandtown Village, Berkeley Square Shopping Center (which occurred on September 10, 1997), Jackson Heights Shopping Center (which occurred on July 16,
1997) and Cloister Shopping Center (which occurred on May 28, 1997) (the "Sales") as described below. The pro forma condensed financial statements are based on and should be read in conjunction with the historical financial statements of the Partnership for the nine months ended September 30, 1997 and the year ended December 31, 1996.

The following pro forma condensed balance sheet as of September 30, 1997 assumes the sale of Highlandtown Village had occurred on September 30, 1997. The sales of Cloister on May 28, 1997, Jackson Heights on July 16, 1997 and Berkeley Square on September 10, 1997 are reflected in the historical balance sheet. The following pro forma condensed statements of operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 assume the Sales all occurred on January 1, 1997 and 1996, respectively. The following pro forma condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the Sales had been consummated on the dates indicated, nor are they indicative of future operating results or financial position.

                                 Pro Forma Condensed Balance Sheet
                                        September 30, 1997
                                           (Unaudited)

                                                 Pro Forma
                                                Adjustments
                                                Related to
                                               Highlandtown       Adjusted
                                  Historical      Village        Historical
                                 -----------   ------------     -----------
     ASSETS:
     Investment in real estate
     held for lease, at cost:
     Land                        $ 6,763,681    $(1,048,888)    $ 5,714,793
     Buildings and improvements   31,276,530     (4,386,659)     26,889,871
                                 -----------    -----------     -----------
                                  38,040,211     (5,435,547)     32,604,664
     Less: accumulated
      depreciation               (14,639,344)     1,400,159     (13,239,185)
                                 -----------    -----------     -----------
                                  23,400,867     (4,035,388)     19,365,479

     Cash                          6,297,170      1,475,517       7,753,123
     Tenant accounts receivable,
      net of allowance for
      doubtful accounts              642,228        (97,963)        563,829
     Escrows                         621,724        (35,926)        585,798
     Prepaid expenses and other
      assets                         291,852       (112,078)        179,774
     Intangible assets, net of
      accumulated amortization       218,356         (1,604)        216,752
                                 -----------    -----------     -----------
     Total assets                $31,472,197    $(2,807,442)    $28,664,755
                                 ===========    ===========     ===========

     LIABILITIES AND PARTNERS' EQUITY:
     Long-term debt, including
      current maturities         $22,639,010    $(3,102,945)    $19,536,065
     Interest payable              1,341,736        (27,399)      1,314,337
     Cash flow protector loans       789,203            -           789,203
     Accounts payable and
      accrued expenses               199,520            -           199,520
     Prepaid rents and security
      deposits                       115,788        (14,673)        101,115
     Due to related parties          139,547         (2,517)        137,030
                                 -----------    -----------     -----------
     Total liabilities            25,224,804     (3,147,534)     22,077,270
                                 -----------    -----------     -----------

     Partners' equity              6,247,393        340,092       6,587,485
                                 -----------    -----------     -----------
     Total liabilities and
      partners' equity           $31,472,197    $(2,807,442)    $28,664,755
                                 ===========    ===========     ===========

         The accompanying Notes are an integral part of these Pro Forma
                        Condensed Financial Statements.

                               Pro Forma Condensed Statement of Operations
                              For the Nine Months Ended September 30, 1997
                                              (Unaudited)
                                       Pro Forma
                                      Adjustments
                                       Related to    Pro Forma
                                       Cloister     Adjustments
                                    Jackson Heights  Related to      Total
                                     and Berkeley  Highlandtown    Pro Forma      Adjusted
                         Historical     Square        Village     Adjustments    Historical
                        ------------ ------------   -----------   -----------   -----------
INCOME:
 Rental income           $ 3,661,785  $(1,006,010)   $ (439,266)  $(1,445,276)  $ 2,216,509
 Tenant reimbursement
  income                     766,953     (106,671)     (202,314)     (308,985)      457,968
                        ------------  -----------   -----------   -----------   -----------
                           4,428,738   (1,112,681)     (641,580)   (1,754,261)    2,674,477
                        ------------  -----------   -----------   -----------   -----------
OPERATING EXPENSES:
 Interest expense          1,862,250     (264,955)     (237,054)     (502,009)    1,360,241
 Depreciation and
  amortization             1,054,245     (216,688)     (108,848)     (325,536)      728,709
 Write-down of assets        550,000     (550,000)          -        (550,000)          -
 Repairs and maintenance     606,599      (93,475)      (71,657)     (165,132)      441,467
 Real estate taxes and
  insurance                  522,548     (137,627)      (99,041)     (236,668)      285,880
 Management and leasing
  to related parties         258,145      (62,845)      (36,000)      (98,845)      159,300
 Provision for doubtful
  accounts                    54,013      (31,450)      (12,252)      (43,702)       10,311
 Other expenses              545,271      (79,043)      (32,119)     (111,162)      434,109
                        ------------  -----------   -----------   -----------   -----------
 Total expenses            5,453,071   (1,436,083)     (596,971)   (2,033,054)    3,420,017
                        ------------  -----------   -----------   -----------   -----------
 Results from rental
  operations              (1,024,333)     323,402       (44,609)      278,793      (745,540)

OTHER INCOME (LOSS):
 Gain on sale of
  shopping center            304,323     (304,323)          -        (304,323)          -
 Interest income             137,074          -             -             -         137,074
                        ------------  -----------   -----------   -----------   -----------
Net loss                $   (582,936) $    19,079   $   (44,609)  $   (25,530)  $  (608,466)
                        ============  ===========   ===========   ===========   ===========

 Net loss allocated to
  assignee limited partners
  per unit: (1,200,000 units
  issued and outstanding)    $ (0.54)     $  0.08     $   (0.04)      $  0.04      $  (0.50)
                             =======      =======      ========       =======      ========

           The accompanying Notes are an integral part of these Pro Forma Condensed
                                  Financial Statements.

                               Pro Forma Condensed Statement of Operations
                                  For the Year Ended December 31, 1996
                                             (Unaudited)
                                       Pro Forma
                                      Adjustments
                                       Related to      Pro Forma
                                        Cloister,     Adjustments
                                    Jackson Heights    Related to      Total
                                      and Berkeley   Highlandtown   Pro Forma    Adjusted
                         Historical      Square         Village    Adjustments   Historical
                        ------------  ------------   ------------  -----------  -----------
                          (Audited)
INCOME:
 Rental income           $ 5,404,431  $(1,657,462)    $ (575,386)  $(2,232,848) $ 3,171,583
 Tenant reimbursement
  income                   1,072,243     (224,766)      (272,611)     (497,377)     574,866
                        ------------  -----------    -----------   -----------  -----------
                           6,476,674   (1,882,228)      (847,997)   (2,730,225)   3,746,449
                        ------------  -----------    -----------   -----------  -----------
OPERATING EXPENSES:
 Write-down of assets      2,895,000          -              -            -      2,895,000
 Interest expense          2,759,025     (502,855)      (319,824)    (822,679)   1,936,346
 Depreciation and
  amortization             1,494,716     (386,593)      (145,132)    (531,725)     962,991
 Repairs and maintenance     920,829     (203,706)      (101,090)    (304,796)     616,033
 Real estate taxes and
  insurance                  756,028     (265,056)      (132,005)    (397,061)     358,967
 Management and leasing
  to related parties         386,327     (107,508)       (50,517)    (158,025)     228,302
 Provision for doubtful
  accounts                    73,599      (10,903)        (9,798)     (20,701)      52,898
 Other expenses              691,931     (117,865)       (51,417)    (169,282)     522,649
                        ------------  -----------    -----------  -----------  -----------
 Total expenses            9,977,455   (1,594,486)      (809,783)  (2,404,269)   7,573,186
                        ------------  -----------    -----------  -----------  -----------
 Results from rental
  operations              (3,500,781)    (287,742)       (38,214)    (325,956)  (3,826,737)

OTHER INCOME (LOSS):
 Gain on sale of pad sites   241,290      (22,208)           -        (22,208)     219,082
 Loss on sale of shopping
  center                     (78,687)         -              -            -        (78,687)
 Interest income             112,710          -              -            -        112,710
                        ------------  -----------    -----------  -----------  -----------
Net loss                $ (3,225,468) $  (309,950)   $   (38,214) $  (348,164) $(3,573,632)
                        ============  ===========    ===========  ===========  ===========

 Net loss allocated to
  assignee limited partners
  per unit: (1,200,000 units
  issued and outstanding)    $ (2.71)     $ (0.25)      $  (0.03)     $ (0.28)    $  (2.99)
                             =======      =======       ========      =======     ========

         The accompanying Notes are an integral part of these Pro Forma Condensed
                                Financial Statements.

                   Notes to Pro Forma Condensed
                     Financial Information

Note 1 - Balance Sheet

Sale of Shopping Centers

Reflects sale of Highlandtown Village Shopping Center. The sales of Cloister on May 28, 1997, Jackson Heights on July 16, 1997 and Berkeley Square on September 10, 1997 are reflected in the historical balance sheet. The amount added to cash of $1,475,517 in the Pro Forma Condensed Balance Sheet could differ from cash actually received at the closing of the sale of Highlandtown Village due to closing adjustments, the assumed payment of accrued expenses and related party payables and the assumed reimbursement of prepaid insurance and real estate tax expense.

The Partnership retained the tenant accounts receivables related to Highlandtown and reversed the accrual of receivables related to the recording of rental income on a straight-line basis in accordance with generally accepted accounting principles.

The amount added to partners' equity reflects the net estimated gain on sale of Highlandtown Village at the closing date.

Note 2 - Statements of Operations

Net Gain on Sale of Shopping Centers

An estimated net gain of approximately $340,000 on the pro forma sale of Highlandtown Village on January 1, 1997 and 1996, respectively, has not been included in the accompanying Pro Forma
Condensed Statements of Operations for the nine months ended
September 30, 1997 and the year ended December 31, 1996, respectively.

                            SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        MID-ATLANTIC CENTERS LIMITED PARTNERSHIP

                        By:  Realty Capital IV Limited Partnership,
                             General Partner

                        By:  LMRC IV, Inc., General Partner

Date: December 8, 1997  By:  /s/ Richard J. Himelfarb
     ------------------      -----------------------------------
                             Richard J. Himelfarb, President



                        By:  FW Realty Limited Partnership,
                             General Partner

                        By:  FW Corporation, General Partner

Date: December 8, 1997  By:  /s/ William J. Wolfe
     ------------------      ---------------------------------
                                   William J. Wolfe, President